Exhibit 99.2

VOTING AGREEMENT

This Voting Agreement, effective as of October 24, 2019 (as amended, supplemented, or otherwise modified from time to time, this “Agreement”), is entered into by and between FLUSHING FINANCIAL CORPORATION, a Delaware corporation (“Parent”), LIGHTHOUSE BANCORP, INC., a New York corporation (the “Company”), and the undersigned holder of shares of Company Voting Common Stock (the “Shareholder”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement described below.

RECITALS

WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of the date hereof, by and between the Company, Parent and Merger Sub (as amended, supplemented, or otherwise modified from time to time, the “Merger Agreement”), (i) Merger Sub will, subject to the terms and conditions set forth in the Merger Agreement, merge with and into the Company (the “First-Step Merger”), with the Company surviving the First-Step Merger as a wholly owned subsidiary of Parent, and (ii) immediately thereafter, the Company will merge with and into Parent.

WHEREAS, as a condition and inducement to Parent to enter into the Merger Agreement, and in consideration of the expenses incurred and to be incurred by Parent in connection therewith, Parent has required the Shareholder to execute and deliver this Agreement upon the terms and conditions set forth herein.

WHEREAS, as of the date hereof, the Shareholder is the registered and beneficial owner of, and is entitled to dispose of (or to direct the disposition of) and to vote (or to direct the voting of), such number of shares of Company Voting Common Stock as is indicated on Appendix A to this Agreement under the heading “Total number of shares of Company Voting Common Stock subject to this Agreement” (such shares, together with any other shares of Company Voting Common Stock acquired by the Shareholder after the date hereof and during the term of this Agreement (including through the exercise of any stock options, Company Warrants or similar instruments), being collectively referred to herein as the “Shares”).

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.    Agreement to Vote Shares.

(a)    As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) the Effective Time and (ii) the termination of the Merger Agreement in accordance with the terms thereof.

(b)    Until the Expiration Date, at every meeting of the shareholders of the Company at which the following is considered or voted upon, and at every adjournment or postponement thereof, and on every action or approval by written consent of the shareholders of the Company with respect to the following, the Shareholder shall (i) appear at each such meeting or otherwise cause the Shares to be counted as present thereat for purposes of calculating a quorum, and (ii) vote (or cause to be voted) the Shares (A) in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby and in favor of each of the other actions contemplated by the Merger Agreement, (B) against any action or agreement that could reasonably be expected to result in a breach of any covenant, representation, warranty, or other obligation or agreement of the Company contained in the Merger Agreement, or of the Shareholder contained in this Agreement, and (C) against any Acquisition Proposal or any other proposal, action, agreement, or transaction that is intended, or could reasonably be expected, to materially impede, interfere or be inconsistent with, delay, postpone, discourage, materially and adversely affect, or inhibit the timely consummation of the transactions contemplated by the Merger Agreement or this Agreement.

(c)    The Shareholder further agrees not to vote or execute any written consent to rescind or amend in any manner any prior vote or written consent, as a shareholder of the Company, to adopt or approve the Merger Agreement or the transactions contemplated thereby, unless this Agreement shall have been terminated in accordance with its terms.

(d)    The Shareholder hereby irrevocably waives any and all rights of appraisal or rights to dissent from the First-Step Merger that the Shareholder or any such affiliate may have, either currently or in the future, under the NYBCL or otherwise.

(e)    The Shareholder makes no agreement or understanding in this Agreement in the Shareholder’s capacity as a director or officer of the Company or any of its Subsidiaries (if the Shareholder holds any such office), and nothing in this Agreement: (i) will limit or affect any actions or omissions taken by the Shareholder in the Shareholder’s capacity as such a director or officer, including in exercising rights under the Merger Agreement, and no such actions or omissions shall be deemed a breach of this Agreement, or (ii) will be construed to prohibit, limit, or restrict the Shareholder from exercising the Shareholder’s fiduciary duties as an officer or director of the Company or any of its Subsidiaries or to the Company’s shareholders or as a trustee or fiduciary of any employee benefit plan or trust of the Company.

2.     Additional Agreements.

(a)    With respect to Company Warrants held by the Shareholder, the Shareholder agrees to exercise each such Company Warrant on or prior to the warrant expiration date of December 19, 2019 set forth therein, and to receive in consideration of the exercise and cancellation of such Company Warrant and in settlement therefor, such amount of Company Common Stock issuable upon the exercise of the Company Warrant in accordance with the terms of the Company Warrants. If the Shareholder does not, prior to the warrant expiration date of December 19, 2019, exercise such Company Warrant, then such Company Warrant shall, without any payment of any consideration therefor, be canceled and extinguished, shall no longer be outstanding, shall cease to represent the right to acquire shares of Company Common Stock or receive any Merger Consideration and shall not represent the right to acquire any shares of Parent Common Stock. The Shareholder agrees to vote such Company Common Stock issuable and issued with respect to the Shareholder’s Company Warrants consistent with Section 1 above.

(b)    The Shareholder agrees that each of that certain Corporate Governance Agreement dated December 19, 2014 between the Company and the Shareholder and that certain Securities Purchase Agreement dated December 19, 2014 between the Company and the Shareholder (collectively, the “Shareholder Agreements”) is hereby terminated as of the Effective Time without any further requirement of either party to execute any additional documents or take any further action with respect thereto. From and after the Effective Time, the Shareholder Agreements shall be of no further force or effect, and the rights and obligations of each of the parties thereunder shall terminate. In addition, the Shareholder hereby irrevocably waives any right to require the registration of the Company Common Stock that may exist upon the exercise of the Company Warrants as such right may be set forth in the Shareholder Agreements or the Company Warrants. The Shareholder, on behalf of itself and its present and former parents, subsidiaries, affiliates, officers, directors, shareholders, members, successors and assigns (collectively, “Releasors”) hereby releases, waives and forever discharges the other parties thereto and its respective present and former, direct and indirect, parents, subsidiaries, affiliates, employees, officers, directors, shareholders, members, agents, representatives, permitted successors and permitted assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty or equity (collectively, “Claims”), which any of such Releasors ever had, now have, or hereafter can, shall, or may have against any of such Releasees for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time arising out of or relating to the Shareholder Agreements.

3.    Representations, Warranties, and Covenants of the Shareholder. The Shareholder hereby represents, warrants, and covenants to Parent as follows:

(a)    Except as otherwise described in Appendix A, (i) the Shareholder is the record or beneficial owner of, and has good and valid title to, the Shares, free and clear of any and all pledges, liens, security interests, mortgages, claims, charges, restrictions, options, title defects, or encumbrances, and (ii) the Shareholder has the sole right to vote the Shares, with no restrictions, limitations, or qualifications on the Shareholder’s rights of disposition pertaining to the Shares, except as provided herein. The Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than (i) the Shares and (ii) the number of options, Company Warrants, restricted stock awards, or other rights to acquire any additional shares of Company Voting Common Stock or any security exercisable for or convertible into shares of Company Voting Common Stock, if any, set forth on Appendix A under the heading “Total number of Options” (collectively, the “Options”).

(b)    Other than pursuant to this Agreement or with Parent’s prior written consent, from the date hereof through and including the Expiration Date, the Shareholder shall not, directly or indirectly, (i) sell, transfer, pledge, assign, or otherwise dispose of (including by gift) (collectively, “Transfer”), or enter into any contract, agreement, option, or other arrangement

(including any profit sharing arrangement) with respect to the Transfer of, any Shares or Options to any person (other than pursuant to the First-Step Merger), or (ii) enter into any voting arrangement, whether by proxy, voting agreement, or otherwise, with respect to any Shares, and shall not commit or agree to take any of the foregoing actions. The Shareholder shall not, nor shall the Shareholder permit any entity under the Shareholder’s control to, deposit any Shares in a voting trust. This Section 3(b) shall not prohibit a Transfer of the Shares or the Options by the Shareholder (i) to any member of the Shareholder’s immediate family, or to a trust for the benefit of the Shareholder or any member of the Shareholder’s immediate family, or upon the death of the Shareholder, provided, that a Transfer referred to in this paragraph shall be permitted if, as a precondition to such Transfer, the transferee agrees in writing to be bound by all of the terms of this Agreement or (ii) by operation of law, in which case this Agreement shall bind each transferee. Any Transfer in violation of the terms of this Section 3(b) shall be void and of no effect.

(c)    The Shareholder has full power and authority (and, if the Shareholder is an individual, legal capacity) to execute and deliver this Agreement, to perform its obligations hereunder, and to vote all of the Shares in the manner set forth in this Agreement without the consent or approval of, or any other action on the part of, any other person or entity (including any Governmental Entity), except, in each case, as otherwise disclosed on Appendix A.

(d)    This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes the valid and binding obligation of the Shareholder, enforceable against the Shareholder in accordance with its terms, except as may be limited by the Enforceability Exceptions. The execution and delivery of this Agreement by the Shareholder does not, and the performance of the Shareholder’s obligations hereunder will not, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right to terminate, amend, accelerate, or cancel any right or obligation under, or result in the creation of any lien or encumbrance on any Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which the Shareholder is a party or by which the Shareholder or the Shares are or will be bound or affected, or any Law to which the Shareholder is subject or bound, or, in the event that the Shareholder is not a natural person, any charter, bylaw, trust agreement, or other organizational document (each as amended from time to time) of the Shareholder.

(e)    No consent, approval, or authorization of, or designation, declaration, or filing with, any Governmental Entity or other Person is required in connection with the valid execution and delivery of this Agreement, except as otherwise disclosed on Appendix A. If the Shareholder is married and the Shares constitute community property, or spousal approval is otherwise necessary for the Shareholder to enter into and perform his or her obligations under this Agreement or for this Agreement to be legal, valid and binding, this Agreement has been duly authorized, executed, and delivered by, and constitutes a valid and binding agreement of, the Shareholder’s spouse, enforceable in accordance with its terms.

(f)    The Shareholder is an executive officer, director, or founder of the Company or Company Bank, or a family member of any of the foregoing, and/or a holder of at least five percent (5%) of the outstanding shares of Company Voting Common Stock.

4.    Further Assurances. The Shareholder hereby covenants and agrees to (a) execute and deliver any additional documents, certificates, agreements, and instruments, and to take such other actions, as may be reasonably requested by Parent to carry out the purpose and intent of this Agreement and (b) notify Parent promptly of any additional shares of capital stock of the Company of which the Shareholder becomes the record or beneficial owner after the date of this Agreement. Without limiting the foregoing, the Shareholder hereby (a) authorizes Parent to publish and disclose in any public announcement, disclosure required by the SEC or by applicable Law, or the Proxy Statement (and, if applicable, the Form S-4), the Shareholder’s identity and ownership of the Shares, the nature of the Shareholder’s obligations under this Agreement, and any other information that Parent reasonably determines is required to be disclosed in connection with the First-Step Merger and the transactions contemplated by the Merger Agreement, (b) agrees to promptly give to Parent any information Parent may reasonably require for the preparation of any such disclosure documents, and (c) agrees to promptly notify Parent of any required corrections or supplements with respect to any information supplied by the Shareholder, if and to the extent that such information shall have become false or misleading in any material respect or shall omit any material fact necessary to make such information, in light of the circumstances under which it is given, not misleading.

5.    Termination. This Agreement shall terminate and shall have no further force or effect as of the Expiration Date; provided, that (a) Section 6 shall survive the termination of this Agreement, and (b) the termination of this Agreement shall not relieve the Shareholder from any liability for any inaccuracy in or breach of any representation, warranty, or covenant contained in this Agreement.

6.    Miscellaneous.

(a)    Severability. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

(b)    Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, including the Shareholder’s estate and heirs upon the death of the Shareholder; provided, that, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests, or obligations of the parties may be assigned or delegated by any of the parties without prior written consent of the other parties. Any assignment in violation of the foregoing shall be void and of no effect.

(c)    Waiver, Amendment, and Modification. Any provision of this Agreement may be (i) waived in whole or in part by the party benefited by the provision by a written instrument signed by or on behalf of such party, or (ii) amended or modified at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement.

(d)    Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY LAW AT THE TIME OF INSTITUTION OF THE APPLICABLE LITIGATION, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT: (i) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (ii) EACH PARTY HERETO (A) UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (B) MAKES THIS WAIVER VOLUNTARILY, AND (C) HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(d).

(e)    Specific Performance; Injunctive Relief. The parties acknowledge that Parent may be irreparably harmed by, and that there may be no adequate remedy at law for, a violation of any of the covenants or agreements of the Shareholder set forth in this Agreement. Therefore, the Shareholder hereby agrees that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief, or by any other means available to such party at law or in equity without posting any bond or other undertaking.

(f)    Notices. All notices, requests, and other communications hereunder to a party shall be in writing and shall be deemed given if personally delivered, faxed (with confirmation of receipt), emailed (with confirmation of receipt), or mailed by registered or certified mail (return receipt requested) to such party at its address set forth below or such other address as such party may specify by notice to the parties hereto.

(i)      If to the Shareholder, at the address set forth below the Shareholder’s signature on the signature page hereto.

(ii)     If to Parent, at:

Flushing Financial Corporation
220 RXR Plaza
Uniondale, NY 11556
Attention:	Maria A. Grasso, Senior Executive Vice President
Facsimile:	(516) 358 - 5224
Email:	mgrasso@flushingbank.com

(iii)    If to the Company, at:

Empire Bancorp, Inc.
1707 Veterans Highway
Islandia, NY 11749
Attention:	Douglas C. Manditch
Facsimile:	(631) 232-2670
Email:	dmanditch@empirenb.com

(g)    Governing Law, Jurisdiction, and Venue. This Agreement shall be governed by the Laws of the State of New York, without giving effect to the principles of conflicts of laws thereof (other than Section 5-1401 of the New York General Obligations Law). Each party agrees that any suit, action, or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby or thereby shall be brought exclusively in the federal or state courts located in the Borough of Manhattan in New York City, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action, or proceeding and irrevocably waives, to the fullest extent permitted by Law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action, or proceeding in any such court or that any such suit, action, or proceeding which is brought in any such court has been brought in an inconvenient forum. The parties hereby agree that (i) mailing of process or other papers in connection with any such suit, action, or proceeding in the manner provided in Section 6(f) or in such other manner as may be permitted by Law shall be valid and sufficient service thereof, and (ii) final judgment in any such suit, action, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

(h)    Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

(i)    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute one and the same instrument, it being understood that all parties need not sign the same counterpart.

(j)    Delivery by Facsimile or Electronic Transmission. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments or waivers hereto or thereto, to the extent signed and delivered by means of a facsimile machine or by email delivery of a “.pdf” format data file, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or email delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or email delivery of a “.pdf” format data file as a defense to the formation of a contract and each party hereto forever waives any such defense.

(k)    Effect of Headings. The section headings herein are for convenience only and shall not affect in any way the construction or interpretation of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts by their respective duly authorized officers or by a duly authorized representative or individually, as applicable, all as of the day and year first above written.

EMPIRE BANCORP, INC.

By:	/s/ Douglas C. Manditch
Name:	Douglas C. Manditch
Title:	Chairman of the Board, Chief Executive Officer and Secretary

FLUSHING FINANCIAL CORPORATION

By:	/s/ John R. Buran
Name:	John R. Buran
Title:	President and Chief Executive Officer

PATRIOT FINANCIAL PARTNERS II, L.P.

By:	/s/ Jim Lynch
Name:	Jim Lynch
Title:	Managing Partner

PATRIOT FINANCIAL PARTNERS PARALLEL II, L.P.

By:	/s/ Jim Lynch
Name:	Jim Lynch
Title:	Managing Partner

Address for Shareholders: c/o Kevin J. Kooman
Four Radnor Corporate Center
100 Matsonford Road, Suite 210
Radnor, Pennsylvania 19087
Fax: (215) 399-4653

[Voting Agreement Signature Page]

APPENDIX A

Shareholder Name:	Patriot Financial Partners II, L.P.

Total number of shares of Company Voting Common Stock Subject to this Agreement:	456,734

Total number of Company Warrants:	125,983

Exceptions to Representations:

Shareholder Name:	Patriot Financial Partners Parallel II, L.P.

Total number of shares of Company Voting Common Stock Subject to this Agreement:	53,266

Total number of Company Warrants:	24,417

Exceptions to Representations: